                                                                 EXHIBIT 10.1

                          AMERICAN EXPRESS COMPANY
               2006 PAY-FOR-PERFORMANCE DEFERRAL PROGRAM GUIDE


                          2006 Pay-for-Performance
                           Deferral Program Guide






                       [LOGO OF AMERICAN EXPRESS COMPANY]

                          American Express Company

                          2006 PAY-FOR-PERFORMANCE
                           DEFERRAL PROGRAM GUIDE
                              Table of Contents

                                                                     Page
                                                                     ----

    - Introduction                                                   3-5
    - Timing of Request                                              6
    - Initial Deferral Amount                                        6
    - Period of Deferral                                             6
    - "Retirement"                                                   7
    - Six-Month Delay                                                7
    - Deferral Bookkeeping Account                                   7
    - "Interest" Equivalents on Deferred Amount                      7
    - ROE Formula Rate Schedule for 2006 Program                     8
    - Payout Provisions                                              9-11
    - U.S. Federal/State/Local Income Tax                            11
    - U.S. Social Security Tax                                       12
    - Irrevocability of Deferral Requests; Hardship Withdrawals      13
    - Some Caveats                                                   13
    - Additional Details on Initial Deferred Amount                  14
    - Effect of Deferred Amounts on Pension Calculations             15
    - Impact of Deferral on U.S. Section 401(k) Plans                16
      and Other Benefit Plans

Appendix A -- Deferral Election Forms

    - Worksheet for 2006 Pay-for-Performance Deferral Program        18
      (required for any deferral request using the paper forms)

    - Election Form for 2006 Annual Incentive Award                  19-20
       (otherwise payable on or about February 2007)

    - Election Form for 2006 Base Salary                             21-22
       (otherwise payable in 2006)

    - Election Form for PG-XV Award Granted in 2/04                  23-24
       (otherwise payable on or about February 2007)

    - Comprehensive Designation of Beneficiary Form                  25-26
      (optional for any deferral request)

Appendix B -- "Change in Control"                                    27-29


                          American Express Company

                          2006 PAY-FOR-PERFORMANCE
                           DEFERRAL PROGRAM GUIDE


                                Introduction

These are the basic guidelines of the Compensation and Benefits Committee of the Board of Directors of American Express Company (the "Committee") concerning requests for deferred payment of:

     o any cash award related to the 2006 performance year (a "2006 Annual Incentive Award") otherwise payable on or about February 2007, under the American Express Annual Incentive Award Plan or any successor plan or plans (an "Incentive Plan");(a)

     o 2006 base salary otherwise payable in 2006 under the AXP Salary Deferral Plan or any successor plan or plans (a "Deferral Plan"); and

     o any eventual payout under the Portfolio Grant-XV Award granted on or about 2004 and otherwise payable on or about February 2007 ("PG-XV Award") under the American Express Company 1998 Incentive Compensation Plan, as amended and restated (the "1998 Plan").(b)

A deferral of your 2006 Annual Incentive Award, 2006 base salary and/or PG-XV Award is part of the 2006 Pay-for-Performance Deferral Program (the "2006 Program").

Eligible employees will be notified about the 2006 Program. Generally, you are eligible if you are an "active" (as defined below) senior level employee (band 50 or above) who participates in the applicable Incentive Plan and: (i) is subject to U.S. income taxes; or (ii) is designated by the Company as an eligible U.S. Dollar-Paid Expatriate who is a U.S. Citizen or U.S. Greencard holder. If you are an eligible employee and the Company offers you the opportunity to participate in the 2006 Program, then you may request deferred payment of a 2006 Annual Incentive Award, 2006 base salary and/or PG-XV Award subject to the provisions of this Guide, the applicable Incentive Plan, the applicable Deferral Plan and the 1998 Plan.

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(a)  The Committee may include other incentive programs or awards in its sole discretion. References in this Guide to "2006 Annual Incentive Award" and "Incentive Plan" shall include such other incentive arrangements determined by the Committee.

(b) The Committee may include other Performance Grants in its sole discretion. References in this Guide to "PG-XV" shall include such other Performance Grants determined by the Committee.

You must be an "active" employee (i.e., providing services to the Company or an approved subsidiary) on December 31, 2005 and during the remainder of 2006 to participate in the 2006 Program. Employees who become newly eligible during 2006 and are offered the opportunity to participate in the 2006 Program by the Company may request deferred payment of their post-election 2006 base salary and the post-election portion of their 2006 Annual Incentive Award if they make their request to defer no later than 30 days after their first day of eligibility (e.g., date of employment for new hires). If your employee status changes to "inactive" during the year for any reason, including, but not limited to, severance, or if your employment terminates (for any reason, including, but not limited to, retirement, disability or death), all deferral elections will become immediately void except for any amounts already deferred prior to such change in status.

If you elect to defer a portion of your base salary and your employee status changes to "inactive" (as described above) during the year, your bi-weekly base salary deductions will be discontinued and previous deductions will be credited to your account. In the case of a leave of absence, the bi-weekly base salary deductions in effect prior to the leave will resume when you return from leave to "active" status. Your initial deferral amount for the purposes of the 2006 Program, therefore, will be reduced.

MODIFICATION OR TERMINATION OF 2006 PROGRAM

Any terms and features of, and benefits and rights under, the 2006 Program and your deferral election may be interpreted, modified or terminated by the Committee in its sole discretion in any manner and at any time without your prior consent or notice (including, but not limited to, alignment with legislative and regulatory developments) provided that such interpretation, modification or termination shall not cause deferred amounts to fail to meet the requirement for favorable tax treatment pursuant to the AJCA, applicable regulations thereunder, and other IRS guidance. The ROE Formula Rate applied to your deferred balance may be changed, prospectively or retroactively, in the sole discretion of the Committee without your prior consent or notice.

NEW FOR 2006

  o Interest equivalents to be credited under the ROE formula rate have changed for the 2006 Program to reflect the adjusted ROE targets following the spin-off of Ameriprise Financial, Inc. by the Company during 2005.

  o As previously mentioned, Congress passed legislation (known as the American Jobs Creation Act of 2004 (the "AJCA")), which generally became effective in 2005 and made significant changes to the area of nonqualified deferred compensation. In December of 2004 and September of 2005, the IRS issued guidance on the application of the new rules applicable to nonqualified deferred compensation. As a result of this additional guidance, the following changes have been made for the 2006 Program:

       o Under the 2005 Program, employees were only allowed to make deferral elections for PG-XVI (payable in 2008) because it was unclear whether PG Awards would qualify as "performance-based compensation" under the rules and thereby qualify for later elections. Under the additional guidance, it appears at this time that PG Awards do qualify as performance-based compensation. Accordingly, the Company is returning to its prior practice of permitting deferral elections for PG Awards in the year before the final year of the applicable performance period. Therefore, the Company is allowing employees to make deferral elections with respect to PG-XV (payable in 2007) under the 2006 Program.

       o In the past, the Company has continued to treat individuals as employees during their serial severance period, and delayed distribution of their deferred amounts until the end of such period. The additional guidance makes clear that the Company may not treat individuals as employees during their severance periods for determining when the payments will commence, and whether the payments will follow the employee's election or distributed in a lump sum. Accordingly, the Company must now commence distributions of an employee's deferred amounts that are subject to the AJCA on his or her actual date of termination (subject to a six-month delay). Additionally, the Company will use the actual date of termination to determine whether payments will follow the employee's election or distributed in a lump sum. The Company will continue to define "retirement" for the 2006 Program and prior years' programs as the attainment of age 55 and 10 actual or deemed years of service. For existing deferred amounts that are not subject to the AJCA, the Company intends on continuing to administer the distribution of such amounts in accordance with its prior practice, to the extent such continued administration is permissible.

  o Despite the issuance of the additional guidance, many issues remain unclear and future guidance is expected to be issued in 2006. Accordingly, any terms and features of, and rights and benefits under, the 2006 Program and your deferral election may be interpreted, modified or terminated by the Committee in its sole discretion in any manner and at any time without your prior consent or notice (including, but not limited to, deferring the payment date and alignment with legislative and regulatory developments) in an effort to cause deferred amounts to meet the requirement for favorable tax treatment pursuant to the AJCA, applicable regulations thereunder, and other IRS guidance.

  o The Company has created a new online enrollment process for deferral elections under the 2006 Program. For the 2006 Program, employees may continue to make deferral elections manually by submitting paper forms. However, you are strongly encouraged to use the new online enrollment process instead.

                              TIMING OF REQUEST

Your request for deferral must be received on or before Saturday, December 31, 2005 and is irrevocable as of 11:59 PM EST on December 31, 2005. If your request for deferral form is not received by this date, the deferral election will not be effective. However, employees who become newly eligible during 2006 may request deferred payment of their post-election 2006 base salary and the post-election portion of their 2006 Annual Incentive Award if they make their request to defer no later than 30 days after their first day of eligibility (e.g., date of employment for a new hire).

                           INITIAL DEFERRED AMOUNT

You can request to defer from one or more of the following sources provided you defer a minimum of $5,000 from each source you select:

  o any 2006 Annual Incentive Award that would otherwise be payable for 2006 performance (e.g., otherwise payable on or about February
     2007);

  o  2006 base salary; and/or

  o  PG-XV Award otherwise payable on or about February 2007.

The combined amounts that you elect to defer from your 2006 Annual Incentive Award, 2006 base salary and/or PG-XV Award is the "Initial Deferred Amount."

The maximum total amount which you may elect to defer from your 2006 Annual Incentive Award, 2006 base salary and/or PG-XV award combined is 100% of your annual base salary as of the later of December 31, 2005 or the date that you become eligible to participate. However, the maximum total amount which employees who become newly eligible may elect to defer from their 2006 base salary is 100% of their post-election 2006 base salary.

Important additional details on the "Initial Deferred Amount" are shown on page 14 of this Guide.

                             PERIOD OF DEFERRAL

You may request that payment(s) be deferred until one of the following (see also section on "Payout Provisions" on pages 9 to 11 of this Guide):

    o a specific date, at least five years from date of deferral (i.e., February 1, 2012 for base salary, Annual Incentive Award deferrals, and PG-XV deferrals) or later; or

    o  your retirement (as defined below); or

    o a specified date after your retirement (but not later than 10 years after retirement).

Your payment request is subject to the conditions described in this Guide.

                                "RETIREMENT"

"Retirement" means the date your employment terminates following your attainment of age 55 and 10 actual or deemed years of service with American Express Company or its affiliates. You will be considered to have terminated your employment as of your actual date of separation, and the Company will commence distribution of your 2006 deferrals using such date (subject to a six-month delay).

                               SIX-MONTH DELAY

Pursuant to the AJCA, payments to certain employees following retirement or termination must be delayed by six months. Given the difficulty in identifying affected participants, and to ensure compliance with this requirement and to protect participants from possible penalties under the AJCA, the Company will delay payments following retirement or termination to all participants by six-months. THEREFORE, REGARDLESS OF YOUR ELECTION OR AS OTHERWISE STATED IN THIS GUIDE, PAYMENTS TO ALL PARTICIPANTS FOLLOWING RETIREMENT OR TERMINATION WILL BE DELAYED BY SIX MONTHS. If the Company later determines based on additional IRS guidance that it can reasonably identify those employees who are subject to the required six-month delay, the Company may, to the extent permitted by the AJCA and additional guidance thereunder, amend this Guide to limit the six-month delay to only those participants for whom it is required under the AJCA. However, there is no guarantee that the Company can or will make such amendment, and you should not rely on the possibility of such an amendment in making your deferral elections.

                        DEFERRAL BOOKKEEPING ACCOUNT

A bookkeeping account will be established and maintained (for purposes of this Guide the "Deferral Bookkeeping Account") in your name and will initially be credited with your Initial Deferred Amount as of the applicable date (i.e., when amount would otherwise have been paid). "Interest" equivalents will be accrued on the Initial Deferred Amount and thereafter on the deferred balance in the account, as adjusted annually.

                  "INTEREST" EQUIVALENTS ON DEFERRED AMOUNT

The deferred balance is "credited" or "debited" with "interest" equivalents based on a schedule established by the Committee (the "ROE Formula Rate"), which is based on the Company's annual return on equity ("ROE"), as reported, subject to adjustment for major accounting changes as determined by the Committee in its sole discretion (see schedule on following page). THE ROE FORMULA RATE APPLIED TO YOUR DEFERRED BALANCE MAY BE CHANGED, PROSPECTIVELY OR RETROACTIVELY, IN THE SOLE DISCRETION OF THE COMMITTEE WITHOUT YOUR PRIOR CONSENT OR NOTICE.

                      ROE Formula Rate Schedule for the
                  2006 Pay-for-Performance Deferral Program

=============================================================
                                   then the ROE Formula
                               Rate applied to the deferral
    If ROE is:                   Bookkeeping Account is:
============================================================
                                      ROE minus 11%
   10% and below               (i.e. reduction in balance)   -- NOTE
------------------------------------------------------------
   Above 10% - 14                          0%
------------------------------------------------------------
     15 - 19                               4%
------------------------------------------------------------
      20 - 22                              5%
------------------------------------------------------------
      23                                   6%
------------------------------------------------------------
      24 - 25                              7%
------------------------------------------------------------
      26 - 27                              8%
------------------------------------------------------------
      28 - 30                              9%
------------------------------------------------------------
      31                                  10%
------------------------------------------------------------
      32%                                 11%
------------------------------------------------------------
      33%                                 12%
------------------------------------------------------------
      34%                                 13%
------------------------------------------------------------
   35 and above                           14%
------------------------------------------------------------



ROE   means   American    Express    Company's          As noted above,  THE DEFERRED  BALANCE MAY
CONSOLIDATED   ANNUAL   RETURN  ON  EQUITY  AS          DECREASE  IN  VALUE IF ROE IS 10% OR BELOW
REPORTED   BY   THE   COMPANY,    SUBJECT   TO          IN  ANY  YEAR.   The  ROE   Formula   Rate
adjustment for significant  accounting changes          applied to your  deferred  balance  may be
as  determined  by the  Committee  in its sole          changed,  prospectively or  retroactively,
discretion.   If  the   Company   ROE  is  not          in the sole  discretion  of the  Committee
represented  on the above  Schedule,  then the          without your prior consent or notice.
ROE  Formula  Rate  will be  determined  using
straight-line    interpolation   between   the
applicable amounts shown.


                               PAYOUT PROVISIONS

You may request that the payment of the amount credited to your Deferral Bookkeeping Account begin:

  o on the first day of a specific month and year, at least five years from date of deferral (i.e., February 1, 2012 for base salary, Annual Incentive Award deferrals and PG-XV deferrals) or later; or

  o upon your retirement; or

  o on the first day of a specific month and year after retirement (but no later than 10 years after retirement).

Payments may be made in a lump sum or in 2 to 15 approximately equal annual installments. Commencement of payment may be subject to a six-month delay.

IF YOU CHOOSE A LUMP SUM PAYMENT, interest equivalents for the year in which payment occurs will be credited or debited through the elected payment date or event using the ROE Formula Rate for the prior year. If you choose annual installments, the balance remaining after each installment payment will continue to be credited or debited with interest equivalents based on the ROE Formula Rate in effect under the Program for that year, or as otherwise determined by the Committee. (In the latter case, references in this Guide to "ROE Formula Rate" and related value calculations would refer to such other rate or calculation as determined by the Committee.)

Generally, each annual installment payment is calculated using an "annuity due" formula, which assumes, for calculation purposes, that the applicable ROE Formula Rate remains constant for the remainder of the elected payment schedule. Because the actual ROE and the ROE Formula Rate could fluctuate, your actual payments could vary from year to year. The first installment payment will be made on the first day of the first month following the elected payment date or event, or as administratively feasible thereafter, and the interest equivalents for that year will be credited or debited through the elected payment date or event using the ROE Formula Rate for the prior year. Thus, the crediting rate applied for an election or event (as defined) effective December 1 will reflect the Rate of the year beginning 23 months earlier, and the crediting rate applied for an election of January 1 will reflect the rate of the year beginning 12 months earlier. The remaining installment payments will be made on or about March 31st of each year thereafter with each payment credited or debited using the ROE formula rate for the prior year.

RETIREMENT OR DISABILITY

If your employment by American Express Company and its affiliates terminates at any time by reason of "retirement" (as defined above) or by reason of "disability" (as defined under the AJCA), the amount credited to your Deferral Bookkeeping Account will be paid out as soon as practicable following the time and in the manner you have elected (but not later than 10 years following retirement, and subject to a six-month delay), with interest equivalents credited or debited as described above.

DEATH

If you die before installment payments begin or are completed, your designated beneficiary (see Beneficiary Designation Form in the Appendix) or the legal representatives of your estate (if you do not designate a beneficiary or if your designated beneficiary does not survive you) will receive a lump sum as soon as practicable after your death, of the amount credited to your Deferral Bookkeeping Account, with interest equivalents credited or debited, using the ROE Formula Rate for the prior year.

OTHER TERMINATION

If your employment by American Express Company and its affiliates terminates for any reason other than retirement, disability or death, your Deferral Bookkeeping Account will be paid out in a lump sum as soon as practicable after termination of employment (subject to a six-month delay) with interest equivalents credited or debited for the entire period of deferral as described below:

  o for terminations prior to the end of the minimum 5-year deferral period the lesser of: (i) the initial deferred amount credited or debited annually at the ROE Formula Rate; or (ii) the initial deferred amount credited annually with the rate of return on the applicable 5-year U.S. Treasury Note, with credits or debits through your termination date (for information on the deferral period, please refer to page 6 of this Guide); or

  o for terminations on or after the minimum 5-year deferral period: credited or debited annually using the ROE Formula Rate, with credits or debits through your termination date.

CHANGE IN CONTROL

Regardless of the payout method you choose, payment of your deferral Bookkeeping Account may be accelerated upon a "Change in Control" of American Express Company. Generally, subject to governing documents, a "Change in Control" includes the acquisition of beneficial ownership by certain persons of 25% or more of the Company's common shares or all outstanding voting securities of the Company, the current Board members of the Company cease to constitute a majority thereof or certain reorganizations, mergers, consolidations, liquidations or sales of all or substantially all of the Company's assets. The timing of the payout, and the definition of a "Change in Control" are governed by the provisions of the applicable annual and long-term incentive plans, Appendix B and Committee actions. Refer to these documents for additional information.

CERTAIN OTHER LIMITATIONS

Notwithstanding anything herein to the contrary, if at the time that payment would otherwise be made to you under the Program, (i) you are an executive officer (within the meaning of Rule 3b-7 (or any successor rule) under the Securities Exchange Act of 1934 as amended from time to time) of the Company (an "Executive Officer"), or (ii) payment would be subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision) such that your employer would lose some or all of the federal income tax deduction for such payment, then such payment to you shall be further deferred (unless otherwise determined by the Committee in its sole discretion) until the first taxable year in which (x) you are no longer an Executive Officer and (y) you are no longer subject to such limitations in clause (ii) above, with appropriate income equivalents being credited or debited to your Deferral Bookkeeping Account under the Program during the additional period of deferral.

                      U.S. FEDERAL/STATE/LOCAL INCOME TAX

YOU ARE STRONGLY URGED TO CONSULT WITH YOUR OWN PERSONAL FINANCIAL, LEGAL AND TAX ADVISORS ON THESE AND ANY OTHER TAX CONSEQUENCES.

Recent Federal Administrative Guidance: As previously mentioned, Congress passed the American Jobs Creation Act of 2004 (the "AJCA"), which generally became effective in 2005 and made significant changes to the area of nonqualified deferred compensation. The AJCA principally affects standards for deferral elections and distributions. Failure to satisfy the requirements of AJCA will result in the imposition of taxes, back interest, and an additional 20% penalty. In addition, the Company is now required to annually report deferred amounts on a participant's W-2 or 1099 for the year deferred, even if not currently includable in income for federal tax purposes.

In order to comply with the new rules, the Committee may, in its sole discretion in any manner and at any time without your prior consent or notice, decide to administer, operate, or amend the Program in conformity with the AJCA in an effort to maintain the effectiveness of deferral elections. See the section "Modification or Termination of 2006 Program" on page 4 of this Guide.

If under the AJCA or future legislative or administrative guidance your deferral elections are deemed to be ineffective or if the U.S. Internal Revenue Service ("IRS") otherwise does not give effect to your deferral election, either when made, or at a later date, this may result in the Initial Deferred Amount being included in your income in the year it is otherwise payable, and the inclusion of interest equivalents in your income in the year such interest equivalents are credited. These income amounts would be subject to current tax and tax withholding and you would also have to pay interest on any underpayment of tax together with an additional 20% penalty on compensation which is required to be included in income.

                           U.S. SOCIAL SECURITY TAX

For U.S. Social Security (FICA) tax purposes, the Initial Deferred Amount will be subject to FICA tax in the year that your 2006 Annual Incentive Award, 2006 base salary and/or PG Awards would otherwise be payable as if the deferral had not taken place. Thus, you will be subject to FICA tax on the initial deferral amounts. As background, FICA tax consists of two components: (i) old-age, survivors and disability insurance tax assessed at 6.2% on compensation up to $94,200 for 2006; and (ii) Medicare tax assessed at a rate of 1.45% on all applicable compensation. You should leave enough "net pay" in one or more of: your 2006 Annual Incentive Award; 2006 base salary and/or PG Award, to cover the total FICA tax amounts which will be taken at the time of deferral as well as all other pre- and post-tax deductions.

In addition, premium interest earned on deferred compensation balances will be subject to FICA tax when vested. "Premium" interest consists of the excess of a program's annual interest rate over a benchmark rate. The highest rate approved by the IRS at this time is the Moody's Average Corporate Bond Yield, which the Company will use to calculate premium interest subject to FICA. Therefore, for example, if the crediting rate for 2006 were 10% and the Moody's rate for that year were 6%, the 4% premium interest credited would be subject to FICA when vested.

Under the 2006 Program, interest equivalents vest when the 5-year employment/deferral period is completed for each deferral amount you elect or when you become "retirement" eligible (worldwide definition under the Program of at least 55 years of age with at least 10 years of service). As each 5-year employment/deferral period following a deferral election is completed, the credited interest equivalents applicable to that election vest and the premium portion then becomes subject to FICA, to be withheld in March of the vesting year (e.g., premium interest equivalents credited under the 2006 Program for an AIA deferral will become subject to FICA tax withholding in 3/2012). However, in the year you become retirement eligible, all unvested interest equivalents for all deferral elections vest, and the premium portion then becomes subject to FICA tax, to be withheld in March of the following year (e.g., if an employee becomes retirement eligible in 2007, the premium interest equivalents credited under the 2006 Program will become subject to FICA tax withholding in 3/2008).

THE TWO FOREGOING SECTIONS ARE NOT INTENDED AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE STRONGLY URGED TO REVIEW ALL ASPECTS OF A POSSIBLE DEFERRAL WITH YOUR OWN TAX ADVISOR, INCLUDING ALL U.S. FEDERAL, STATE OR LOCAL AND FOREIGN TAX CONSEQUENCES, IN LIGHT OF YOUR INDIVIDUAL CIRCUMSTANCES. IF YOU ARE WORKING OUTSIDE THE U.S. AND/OR ARE SUBJECT TO FOREIGN TAX LAWS, IT IS PARTICULARLY IMPORTANT THAT YOU REVIEW A POSSIBLE DEFERRAL WITH YOUR TAX ADVISOR.

                     IRREVOCABILITY OF DEFERRAL REQUESTS;
                             HARDSHIP WITHDRAWALS

A request for deferred payment of your 2006 Annual Incentive Award, 2006 base salary and/or PG-XV Award is irrevocable. You may not ask for different terms. An exception to this rule is possible subject to the provisions of the Guide and applicable Deferral Document, only if the occurrence of an "unforeseeable emergency" (as defined under the AJCA) is demonstrated to, and approved by, the Committee. Any withdrawal can never be returned to your Deferral Bookkeeping Account and will be subject to U.S. income tax and other taxes in the year it is received by you, as described in more detail above. Under these standards, hardship withdrawals will only be allowed under rare and unusual circumstances and should not be relied upon for financial planning purposes.

                                 SOME CAVEATS

Since the request to defer payment of your 2006 Annual Incentive Award, 2006 base salary and/or PG-XV Award, once approved, is irrevocable, the decision to do so requires careful personal financial planning. Please carefully review your planned deferral with your personal financial, legal and tax planning advisors prior to making such a request. Among the considerations may be: the impact on your participation in U.S. benefit plans (see pages 15 to 16 of this Guide); your cashflow needs; and planning for stock option exercises or stock purchases (e.g., to achieve your stock ownership guideline level, if you have been notified of participation in that program).

THE DEFERRAL PROGRAM IS UNFUNDED AND ALL PAYMENTS ARE MADE OUT OF THE GENERAL ASSETS OF YOUR EMPLOYER. YOUR EMPLOYER IS NOT REQUIRED TO ESTABLISH ANY SPECIAL OR SEPARATE FUND OR TO MAKE ANY OTHER SEGREGATION OF ASSETS TO ASSURE THE PAYMENT OF ANY AMOUNT UNDER THE PROGRAM. PAYMENTS UNDER THE PROGRAM ARE NEITHER SUBORDINATE NOR SUPERIOR TO THE CLAIMS OF THE EMPLOYER'S GENERAL CREDITORS. AMOUNTS DEFERRED UNDER THE PROGRAM MAY BE USED FOR ANY CORPORATE PURPOSE BY YOUR EMPLOYER; YOU AND ANYONE CLAIMING UNDER OR THROUGH YOU WILL, OF COURSE, HAVE NO INTEREST IN ANY SUCH CORPORATE ASSETS OR IN ANY PROCEEDS THEREFROM.

As a condition to your eligibility to defer your 2006 Annual Incentive Award, 2006 base salary and/or PG-XV Award, it is understood and agreed that you will provide complete and valid information, signatures and consents on all documents, and you will take such other actions that the employer determines may be necessary or desirable.

It is understood that a deferral election does not constitute a contract or an agreement, express or implied, of your continued employment by the Company or its affiliates for any period of time.

All deferrals are subject to the provisions of this Guide, the applicable Incentive Plan document, the applicable Deferral Plan document, the 1998 Plan document, and the PG-XV Award agreement. You should carefully review the applicable plan documents before making your deferral decision. Your applicable Incentive Plan document, Deferral Plan document and the 1998 Plan document are available upon request.

-----------------------------------------------------------------------------
YOU SHOULD ALSO CONSIDER, IN CONSULTATION WITH YOUR ADVISORS, THE IMPACT OF THE AJCA AND THE POSSIBILITY OF FUTURE LEGISLATIVE OR INTERPRETIVE CHANGES
IN THE TAX LAW, WHICH MIGHT AFFECT THE TAXATION OF DEFERRED AMOUNTS AND/OR THE INTEREST EQUIVALENTS CREDITED OR DEBITED THEREON.


                 Additional Details on Initial Deferred Amount

    2006 ANNUAL INCENTIVE AWARD                    2006 BASE SALARY                            PG-XV AWARD


If   your    actual    2006   Annual     The Initial  Deferred Amount will be      If your  actual  PG-XV  Award value
Incentive  Award  otherwise  payable     deducted in equal  installments from      available   for  deferral  is  less
on or  about  February  2007 is less     your 2006 paychecks,  starting where      than your elected Initial  Deferred
than your elected  Initial  Deferred     administratively  possible  with the      Amount,  your  entire  PG-XV  Award
Amount,   your  entire  2006  Annual     first  paycheck  after  January  23,      would   be   deferred,   and   your
Incentive  Award would be  deferred,     2006.  Interest  equivalents on your      Initial  Deferred  Amount  for  the
and  your  Initial  Deferred  Amount     base   salary   deferral   will   be      purposes of the 2006 Program  would
for  the   purposes   of  the   2006     credited or debited  annually  based      be reduced accordingly.
Program     would     be     reduced     on the amount of time deferred.
accordingly.

(Note:  if part of your 2006  Annual     When you are  deciding how much base
Incentive   Award   is  paid  on  an     salary,  if any,  to elect to defer,
accelerated  basis in late 2006, the     you should take into  account  these
Company  will  determine  the amount     factors:
of the  Initial  Deferred  Amount to
be taken  from the  portion  paid in     BEFORE-TAX DEDUCTIONS
late  2006 and the  portion  paid in     After  deducting  from your biweekly
February  2007.  However,   interest     base  salary the  biweekly  deferral
equivalents on all deferred  amounts     amount   (i.e.,   Initial   Deferred
will be  credited/debited  beginning     Amount  divided  by  the  number  of
on the February  2007 payment  date.     paychecks  remaining  after  January
It is  possible  that in  these  and     23,  2006),   the   remaining   base
other  circumstances,  less than all     salary  amount  must at least  cover
of  your  elected  Initial  Deferred     your  before-tax  deductions for all
Amount will  actually  be  deferred,     employee benefit plans,  such as the
and your  elected  Initial  Deferred     Medical,  Dental, Dependent Care and
Amount for the  purposes of the 2006     Health  Care   Reimbursement   Plans
Program     would     be     reduced     participation.  If  your  "net  pay"
accordingly.)                            is insufficient to cover  before-tax
                                         deductions, the Company retains the
                                         right to reduce your deferral
                                         election(s) in its sole discretion.

                                         AFTER-TAX DEDUCTIONS
                                         You must leave enough "net pay"
                                         (i.e., after all before-tax benefit
                                         deductions, deferrals and taxes) in
                                         each paycheck to cover your after-tax
                                         deductions (e.g., FICA/Medicare tax
                                         on deferrals and other items such as
                                         tax on dividends, life insurance, long
                                         term disability, other benefits,
                                         United Way, etc.). If your "net pay" is
                                         insufficient to cover after-tax
                                         deductions, the Company retains the
                                         right to reduce your deferral
                                         election(s) in its sole discretion.

              EFFECT OF DEFERRED AMOUNTS ON PENSION CALCULATIONS


    2006 ANNUAL INCENTIVE AWARD                  2006 BASE SALARY                         PG-XV AWARD


Under   current   U.S.   IRS  rules,     Under  current  U.S.  IRS rules,     Not applicable.
deferred  amounts cannot be included     deferred   amounts   cannot   be
for purposes of  computing  benefits     included    for    purposes   of     (Payout  under the  PG-XV  Award is
under a qualified,  defined  benefit     computing   benefits   under   a     not   included   for   purposes  of
pension  plan  (e.g.,  the  American     qualified,    defined    benefit     computing    benefits   under   any
Express  Retirement Plan).  However,     pension    plan    (e.g.,    the     pension plan.)
if  you  are   eligible   under  the     American   Express    Retirement
American    Express     Supplemental     Plan).   However,   if  you  are
Retirement   Plan,   which   is   an     eligible   under  the   American
unfunded,  non-qualified  plan,  the     Express Supplemental  Retirement
Initial  Deferred Amount from a 2006     Plan,   which  is  an  unfunded,
Annual   Incentive   Award   may  be     non-qualified   plan,  the  base
treated as pensionable  compensation     salary  deferral  portion of the
under  that  plan  for  the  year in     Initial  Deferred  Amount may be
which it would  otherwise  have been     treated      as      pensionable
paid.                                    compensation   under  that  plan
                                         for the  year in  which it would
                                         otherwise have been paid.



                             IMPACT OF DEFERRAL ON
               U.S. SECTION 401(K) PLANS AND OTHER BENEFIT PLANS

   2006 ANNUAL INCENTIVE AWARD                  2006 BASE SALARY                             PG-XV AWARD


Not applicable.                       If  you  currently  contribute  to  a      Not applicable.
                                      U.S.    qualified    Section   401(k)
                                      defined  contribution plan (e.g., the
                                      American  Express  Incentive  Savings
                                      Plan),  your  designated  "percent of
                                      base  salary" for that  purpose  will
                                      be  applied  to  biweekly  base
                                      salary  after it has been  reduced by
                                      the  Initial  Deferred  Amount  (on a
                                      biweekly  basis)  that you elected to
                                      defer  under this base salary part of
                                      the 2006  Program.  Thus,  the  total
                                      amount  you  can  contribute  to  the
                                      U.S.  Section  401(k)  plan  and your
                                      employer's   contribution,   if  any,
                                      could  both be  reduced if you choose
                                      to defer base  salary  under the 2006
                                      Program.  In addition,  your share of
                                      the   employer's   U.S.   ISP  Profit
                                      Sharing and Stock  Contribution  will
                                      be  based on the  base  salary  after
                                      reduction  for  deferrals.   However,
                                      if you are  eligible  under  the U.S.
                                      American     Express     Supplemental
                                      Retirement    Plan,   which   is   an
                                      unfunded,   non-qualified  plan,  the
                                      base salary  deferral  portion of the
                                      Initial   Deferred   Amount   may  be
                                      treated as eligible  compensation for
                                      purposes    of    certain     Company
                                      allocations  (e.g.,  with  respect to
                                      certain employer  contributions  that
                                      cannot be made  under  the  qualified
                                      American  Express  Incentive  Savings
                                      Plan) in the  year  the  base  salary
                                      would   otherwise   have  been  paid.
                                      Also,  the  Initial  Deferred  Amount
                                      and  any  interest  equivalents  from
                                      this  2006  Program  that are paid to
                                      you in the  future  cannot be used as
                                      a  basis  for  contributions  to  the
                                      Section  401(k)  plan in the  year of
                                      receipt.

                                      Any applicable benefits under U.S. life
                                      insurance and long-term disability
                                      programs are based on annual base salary, and therefore, should not be affected by an election to defer under this base salary part of the 2006 Program.


                                  APPENDIX A

                           DEFERRAL ELECTION FORMS


THESE FORMS MAY BE USED AS AN ALTERNATIVE TO THE ONLINE ELECTION PROCESS.
IF YOU HAVE COMPLETED THE ONLINE ENROLLMENT, AND RECEIVED A CONFIRMATION,
YOU SHOULD NOT SUBMIT THESE FORMS. IF YOU COMPLETE BOTH THE ONLINE PROCESS AND THE PAPER FORMS, THE SUBMISSION WITH THE LATER DATE WILL GOVERN.
-----------------------------------------------------------------------------

    -- Worksheet for 2006 Pay-for-Performance Deferral Program (required for any deferral request using the paper form process)

    -- Election Form for 2006 Annual Incentive Award
       (otherwise payable on or about February 2007)

    -- Election Form for 2006 Base Salary
       (otherwise payable in 2006)

    -- Election Form for PG-XV Award Granted in 2/04 (otherwise payable on or about February 2007)

    -- Comprehensive Designation of Beneficiary Form
       (optional for any deferral request)

-----------------------------------------------------------------------------

                            American Express Company

                                 WORKSHEET FOR
                           2006 PAY-FOR-PERFORMANCE
                               DEFERRAL PROGRAM

  Completion and return of this form is required for your deferral election.


1.   Print Full Name:
                     ----------------------------

2.   Annual Base Salary (as of 12/31/05 or a later    $
     start date for a new hire):                       ---------------------

3.   Deferral Amounts Elected From:

     (a) 2006 Annual Incentive Award (otherwise       $
         payable on or about February 2007)            ---------------------

     (b) 2006 Base Salary (otherwise payable          $
         in 2006)*                                     ---------------------

     (c) Portfolio Grant-XV Award Value               $
         (otherwise payable on or about                ---------------------
         February 2007)

     TOTAL (a,b,c) (minimum $5,000 from each          $
     source (a,b,c) you select to a                    ---------------------
     maximum of 100% of base salary shown
     on line 2 from all three sources
     combined)

-----------------------                                ---------------------
Signature                                                    Date

* IF YOU ELECT TO DEFER YOUR BASE SALARY, PLEASE KEEP IN MIND YOUR BASE SALARY AFTER DEDUCTING FOR YOUR DEFERRAL AMOUNT MUST AT LEAST COVER YOUR BEFORE-TAX CONTRIBUTIONS FOR ALL EMPLOYEE PLANS. IN ADDITION, PLEASE REFER TO PAGES 15 TO 16 OF THIS GUIDE TO ENSURE YOU UNDERSTAND THE IMPACT OF DEFERRALS ON YOUR 401(K) CONTRIBUTIONS AND OTHER BENEFIT PLANS.

Any terms and features of, and rights and benefits under, the 2006 Pay-for-Performance Deferral Program Guide and your deferral election may be interpreted, modified or terminated by the Committee in its sole discretion in any manner and at any time without your prior consent or notice (including, but not limited to, deferring the payment date and alignment with legislative and regulatory developments) provided that such interpretation, modification or termination shall not cause deferred amounts to fail to meet the requirement for favorable tax treatment pursuant to the AJCA, applicable regulations thereunder, and other IRS guidance. I UNDERSTAND THAT MY DEFERRED BALANCE MAY DECREASE UNDER THE ROE
SCHEDULE IF ROE PERFORMANCE IS LESS THAN THE SPECIFIED THRESHOLD. IN ADDITION, THE ROE FORMULA RATE APPLIED TO MY DEFERRED BALANCE MAY BE CHANGED, PROSPECTIVELY OR RETROACTIVELY, IN THE SOLE DISCRETION OF THE COMMITTEE WITHOUT MY PRIOR CONSENT OR NOTICE.

                           American Express Company

                         DEFERRED PAYMENT REQUEST FORM
                   FOR ANY AWARD FOR 2006 PERFORMANCE UNDER
                         THE AMERICAN EXPRESS COMPANY
                          ANNUAL INCENTIVE AWARD PLAN
                  (TO THE EXTENT APPLICABLE TO YOU, INCLUDING
                   ANY SUCCESSOR PLAN, THE "INCENTIVE PLAN")

          (AS PART OF THE 2006 PAY-FOR-PERFORMANCE DEFERRAL PROGRAM)

IF YOU ARE REQUESTING DEFERRED PAYMENT, PLEASE FILL IN THE APPROPRIATE INFORMATION, AND SIGN, DATE AND RETURN THIS FORM PROMPTLY AS INDICATED BELOW.

   To: The Compensation and Benefits Committee of the Board of Directors of
                           American Express Company

       Subject to the provisions of the applicable Incentive Plan or any successor plan, and the 2006 Program Guide, I hereby request that any award for services rendered for performance year 2006 be paid to me as indicated on this form.

-----------------------------------------------------------------------------
Print Full Name:
                ----------------------------------------------

INITIAL DEFERRED AMOUNT:

I hereby elect to defer the payment of a total of: $______________ of my 2006 Annual Incentive Award otherwise payable on or about February 2007 under the Incentive Plan. If my actual 2006 Annual Incentive Award is less than my elected deferral amount, the 2006 Annual Incentive Award portion of my Initial Deferred Amount would then be equal to my actual 2006 Annual Incentive Award amount. (Minimum deferral under the 2006 Pay-for-Performance Deferral Program is $5,000, taken separately from any one source; maximum deferral from all sources combined (annual incentive award, base salary, and/or Portfolio Grant-XV Award) is equal to 100% of your annual base salary.) PLEASE ALSO COMPLETE AND RETURN THE WORKSHEET ON PAGE 18 OF THIS GUIDE.

PERIOD OF DEFERRAL:

Please begin deferred payment(s) on: (check and fill in only one choice)

[  ]  First day of a specific month and year (i.e., February 1, 2012 or later): ______________; or
              (month, year)

[ ] My retirement date (i.e., the date my employment terminates following my attainment of age 55 and 10 actual or deemed years of service with American Express Company or its affiliates); or

[  ] First day of a specific month and year after retirement:
     ____________________ years after retirement (not to exceed 10 years after retirement).

NOTE: PAYMENTS FOLLOWING RETIREMENT ARE SUBJECT TO A SIX-MONTH DELAY (SEE PAGE 7 OF THIS GUIDE).

PAYMENT SCHEDULE:

The deferred payment(s) should be paid as follows (subject to earlier or later payment provisions under the program):

CHECK AND FILL IN ONLY ONE CHOICE.

[ ] Lump sum on or about the applicable date indicated on page 19 of this Guide; or

[ ]  Paid in the following number of annual installments (not to exceed 15):
     _______________, beginning on or about the applicable date indicated on page 19 of this Guide (subsequent installment payments will generally be made on or about March 31st of each year thereafter).

I HAVE READ MY APPLICABLE INCENTIVE PLAN DOCUMENT AND THE 2006 PROGRAM GUIDE, AND UNDERSTAND AND AGREE THAT:

       o This request is irrevocable.

       o Any terms and features of, and rights and benefits under, the 2006 Pay-for-Performance Deferral Program Guide and my deferral election may be interpreted, modified or terminated by the Compensation and Benefits Committee of the Board of Directors of American Express Company (the "Committee"), in its sole discretion in any manner and at any time without my prior consent or notice (including, but not limited to, deferring the payment date and alignment with legislative and regulatory developments) provided that such interpretation, modification or termination shall not cause deferred amounts to fail to meet the requirement for favorable tax treatment pursuant to the AJCA, applicable regulations thereunder, and other IRS guidance. I UNDERSTAND THAT MY DEFERRED BALANCE MAY DECREASE UNDER THE ROE SCHEDULE IF ROE PERFORMANCE IS LESS THAN THE SPECIFIED THRESHOLD. IN ADDITION, THE ROE FORMULA RATE APPLIED TO MY DEFERRED BALANCE MAY BE CHANGED, PROSPECTIVELY OR RETROACTIVELY, IN THE SOLE DISCRETION OF THE COMMITTEE WITHOUT MY PRIOR CONSENT OR NOTICE.

       o Deferred amounts are subject to the conditions and provisions of my applicable Incentive Plan document or any successor plan, and to the 2006 Deferral Guide.


Print Full Name:
                ---------------------------------

Social Security Number:
                       ---------------------------------

Business Unit, Location, Telephone:
                                   ---------------------------------

Signature:                                                 Date:
          -------------------------------                       --------

This form must be received on or before Saturday, December 31, 2005 by Sheena Varghese, 200 Vesey St., New York, NY 10285 Mail Drop: 01-35-09, USA. Forms received after December 31, 2005 cannot be considered.

Note: Fax will be accepted, however, original must be sent immediately following.

Fax number: (212) 640-0345

                           American Express Company


                     SALARY DEFERRAL PLAN DEFERRED PAYMENT
                       REQUEST FORM FOR 2006 BASE SALARY
          (AS PART OF THE 2006 PAY-FOR-PERFORMANCE DEFERRAL PROGRAM)

IF YOU ARE REQUESTING DEFERRED PAYMENT, PLEASE FILL IN THE APPROPRIATE INFORMATION, AND SIGN, DATE AND RETURN THIS FORM PROMPTLY AS INDICATED BELOW.

 To: The Compensation and Benefits Committee of the Board of Directors of
                          American Express Company

             Subject to all applicable provisions of the Salary
                 Deferral Plan and the 2006 Program Guide, I
                 hereby request that my 2006 base salary be
               paid to me on a deferred basis as indicated on
                                 this form.


Print Full Name:
                ---------------------------------------

INITIAL DEFERRED AMOUNT:

I hereby elect to defer the payment of a total of: $______________ of my 2006 base salary (otherwise payable in 2006), after deduction of any applicable before-tax benefit deductions, in equal installments from my 2006 paychecks, starting with the paycheck for services beginning on or about January 23, 2006 (e.g., February 3, 2006 paycheck). (Minimum deferral under the 2006 Pay-for-Performance Deferral Program is $5,000, taken separately from any one source; maximum deferral from all sources combined (annual incentive award, base salary, and/or Portfolio Grant-XV Award) is equal to 100% of your annual base salary). PLEASE ALSO COMPLETE AND RETURN THE WORKSHEET ON PAGE 18 OF THIS GUIDE.

PERIOD OF DEFERRAL:

Please begin deferred payment(s) on: (check and fill in only one choice)

[ ]  First day of a specific month and year (i.e., February 1, 2012 or later):_______________; or
                (month, year)

[ ] My retirement date (i.e., the date my employment terminates following my attainment of age 55 and 10 actual or deemed years of service with American Express Company or its affiliates); or

[ ]  First day of a specific month and year after retirement:
     ____________________ years after retirement (not to exceed 10 years after retirement).

NOTE: PAYMENTS FOLLOWING RETIREMENT ARE SUBJECT TO A SIX-MONTH DELAY (SEE PAGE 7 OF THIS GUIDE).

PAYMENT SCHEDULE:

The deferred payment(s) should be paid as follows (subject to earlier or later payment provisions under the program):

Check and fill in only one choice.

[ ] Lump sum on or about the applicable date indicated on page 21 of this Guide; or

[ ]  Paid in the following number of annual installments (not to exceed 15):
     _______________, beginning on or about the applicable date indicated on page 21 of this Guide (subsequent installment payments will generally be made on or about March 31st of each year thereafter).

I have read the Salary Deferral Plan and the 2006 Program Guide, and understand and agree that:

      o This request is irrevocable.

      o Any terms and features of, and rights and benefits under, the 2006 Pay-for-Performance Deferral Program Guide and your deferral election may be interpreted, modified or terminated by the Compensation and Benefits Committee of the Board of Directors of American Express Company
        (the "Committee"), in its sole discretion in any manner and at any time without your prior consent or notice (including, but not limited to, deferring the payment date and alignment with legislative and regulatory developments) provided that such interpretation, modification or termination shall not cause deferred amounts to fail to meet the requirement for favorable tax treatment pursuant to the AJCA, applicable regulations thereunder, and other IRS guidance. I understand that my deferred balance may decrease under the ROE schedule if ROE performance is less than the specified threshold. In addition, the ROE Formula Rate applied to my deferred balance may be changed, prospectively or retroactively, in the sole discretion of the Committee without my prior consent or notice.

     o Deferred amounts are subject to the provisions of the Salary Deferral Plan and the 2006 Deferral Guide.


Print Full Name:
                ----------------------------

Social Security Number:
                       ----------------------------

Business Unit, Location, Telephone:
                                   ----------------------------

Signature:                                            Date:
          ----------------------------                     ---------


This form must be received on or before Saturday, December 31, 2005 by Sheena Varghese, 200 Vesey St., New York, NY 10285, Mail Drop: 01-35-09, USA. Forms received after December 31, 2005 cannot be considered.

Note: Fax will be accepted, however, original must be sent immediately following.

Fax number: (212) 640-0345

                           American Express Company

                            PORTFOLIO GRANT AWARD
                        DEFERRED PAYMENT REQUEST FORM
                               FOR "PG-XV AWARD"
          (AS PART OF THE 2006 PAY-FOR-PERFORMANCE DEFERRAL PROGRAM)


If you are requesting deferred payment, please fill in the appropriate information, and sign, date and return this form promptly as indicated below.

 To: The Compensation and Benefits Committee of the Board of Directors of
                           American Express Company

Subject to all applicable provisions of the American Express 1998 Incentive Compensation Plan (the "1998 Plan") and the 2006 Program Guide, I hereby request that the performance/portfolio grant ("PG") Award issued under the 1998 Incentive Compensation Plan on or February 2004 which will be valued based on 2004-2006 performance (known as the "PG-XV Award") be paid to me as indicated on this form.

-----------------------------------------------------------------------------

Print Full Name:
                ----------------------------

INITIAL DEFERRED AMOUNT:

I hereby elect to defer the payment of a total of: $______________ of my PG-XV Award (otherwise payable on or about February 2007). If my actual PG-XV Award value is less than my elected deferral amount, the PG-XV Award portion of my Initial Deferred Amount would then be equal to my actual PG-XV Award amount. (Minimum deferral under the 2006 Pay-for-Performance Deferral Program is $5,000 taken separately from any one source, maximum deferral from all sources combined (annual incentive award, base salary, and/or PG-XV Award) is equal to 100% of your annual base salary). PLEASE ALSO COMPLETE AND RETURN THE WORKSHEET ON PAGE 18 OF THIS GUIDE.

PERIOD OF DEFERRAL:

Please begin deferred payment(s) on: Check and fill in only one choice.

[ ] First day of a specific month and year (i.e., February 1, 2013 or later): ____________; or
               (month, year)

[ ] My retirement date (i.e., the date my employment terminates following my attainment of age 55 and 10 actual or deemed years of service with American Express Company or its affiliates); or

[ ]  First day of a specific month and year after retirement:
     ____________________ years after retirement (not to exceed 10 years after retirement).

Note: payments following retirement are subject to a six-month delay (see page 7 of this Guide).

PAYMENT SCHEDULE:

The deferred payment(s) should be paid as follows (subject to earlier or later payment provisions under the program):

Check and fill in only one choice.

[ ] Lump sum on or about the applicable date indicated on page 23 of this Guide; or

[ ]  Paid in the following number of annual installments (not to exceed 15):
     _______________, beginning on or about the applicable date indicated on page 23 of this Guide (subsequent installment payments will generally be made on or about March 31st of each year thereafter).

I have read the 1998 Plan, the PG-XV Award letter and the 2006 Program Guide, and understand and agree that:

o This request is irrevocable.

o Any terms and features of, and rights and benefits under, the 2006 Pay-for-Performance Deferral Program Guide and your deferral election may be interpreted, modified or terminated by the Compensation and Benefits Committee of the Board of Directors of American Express Company (the "Committee"), in its sole discretion in any manner and at any time without your prior consent or notice (including, but not limited to, deferring the payment date and alignment with legislative and regulatory developments) provided that such interpretation, modification or termination shall not cause deferred amounts to fail to meet the requirement for favorable tax treatment pursuant to the AJCA, applicableregulations thereunder, and other IRS guidance. I understand that my deferred balance may decrease under the ROE schedule if ROE performance is less than the specified threshold. In addition, the ROE Formula Rate applied to my deferred balance may be changed, prospectively or retroactively, in the sole discretion of the Committee without my prior consent or notice.

o Deferred amounts are subject to the conditions and provisions of the 1998 Plan, the PG-XV Award agreement and the 2006 Deferral Guide.

Print Full Name:
                ----------------------------

Social Security Number:
                       ----------------------------

Business Unit, Location, Telephone:
                                   ----------------------------

Signature:                                             Date:
          ----------------------------                      ---------

This form must be received on or before Saturday, December 31, 2005 by Sheena Varghese, 200 Vesey St., New York, NY 10285, Mail Drop: 01-35-09, USA. Forms received after December 31, 2005 cannot be considered.

Note: Fax will be accepted, however, original must be sent immediately following.

Fax number: (212) 640-0345

                           American Express Company

                   COMPREHENSIVE DESIGNATION OF BENEFICIARY

(Note: if you have previously submitted a Comprehensive Designation of Beneficiary Form, you do not need to submit a new form unless you are making a change.)

THIS BENEFICIARY DESIGNATION REVOKES ALL PRIOR DESIGNATIONS, IF ANY, MADE BY ME UNDER ALL DEFERRAL PROGRAMS, INCLUDING ALL PRIOR PAY-FOR-PERFORMANCE DEFERRAL PROGRAMS, THE AMERICAN EXPRESS COMPANY 1985 CAREER INVESTMENT OPTION AGREEMENT, AND THE AMERICAN EXPRESS COMPANY 1990 DEFERRAL PROGRAM. IT ALSO APPLIES TO DEFERRALS TO BE MADE UNDER THE 2006 PAY-FOR-PERFORMANCE DEFERRAL PROGRAM GUIDE AND ANY SUBSEQUENT DEFERRAL AGREEMENTS WHICH I MAY ENTER INTO WITH AMERICAN EXPRESS COMPANY OR ONE OF ITS SUBSIDIARIES. All of such past, present and future arrangements or agreements will be referred to collectively as the "Agreements." In accordance with the terms of the Agreements, which govern the dispensation of all deferred compensation arrangements which I have entered into, am entering into, or will enter into, I hereby revoke all prior beneficiary designations, if any, made by me under the Agreements. I hereby designate the following as the beneficiary or beneficiaries of all accounts payable under such Agreements by reason of my death. Subject to the provisions of the Agreements, the following designation of beneficiary will remain in effect unless specifically revoked by me in writing. If no beneficiary survives me, such payments shall be paid to the legal representative of my estate.

PRIMARY BENEFICIARY

o If two primary beneficiaries are designated and one primary beneficiary predeceases me, such payment will be payable to the primary beneficiary who survives me.

o If three or more primary beneficiaries are designated and if any primary beneficiary predeceases me, the primary beneficiaries living at my death shall share equally in that which would otherwise have been payable to such deceased primary beneficiaries. If there are no primary beneficiaries living at my death, please see secondary beneficiary election below.


  Full Name                Relationship                                              Percentage Share
of Beneficiary            to Participant                 Full Address                   of Payments




Secondary Beneficiary (to take if no primary beneficiary survives me):

o If two secondary beneficiaries are designated and one secondary beneficiary predeceases me, such payment will be payable to the secondary beneficiary who survives me.

o If three or more secondary beneficiaries are designated and if any secondary beneficiary predeceases me, the secondary beneficiaries living at my death shall share equally in that which would otherwise have been payable to such deceased secondary beneficiaries.


  Full Name                Relationship                                              Percentage Share
of Beneficiary            to Participant                 Full Address                   of Payments






------------------------------------------------         -----------------------------------------------
Participant's Signature                Date              Spouse's Signature (if needed)*          Date

------------------------------------------------         -----------------------------------------------
Print Full Name of Participant                           Print Full Name of Spouse

------------------------------------------------         -----------------------------------------------
Signature of Witness                   Date              Signature of Witness                     Date

------------------------------------------------         -----------------------------------------------
Print Full Name of Witness                               Print Full Name of Witness


* Spouse's signature is required if the award holder resides in a community property state (including, but not limited to, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas or Washington).


The above Beneficiary Designation is hereby acknowledged and placed on file

        this            day of                , 20    .
             ----------        ---------------    ----
                        Plan Administrator

  By:
      -------------------------------------------------------


Please return the original, executed form to: Sheena Varghese, 200 Vesey St., New York, NY 10285, Mail Drop: 01-35-09, USA.

Note: Signing this Beneficiary Designation will cause all prior designations, if any, made by me to no longer be in effect.

                                  APPENDIX B

                             "Change in Control"

Except as otherwise provided in an applicable governing document, "Change in Control" means the happening of any of the following:

 (a) Any individual, entity or group (a "Person")
     (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding common shares of the Company (the "Outstanding Company Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that such beneficial ownership shall not constitute a Change in Control if it occurs as a result of any of the following acquisitions of securities: (i) any acquisition directly from the Company,
     (ii) any acquisition by the Company or any corporation, partnership, trust or other entity controlled by the Company (a "Subsidiary"), (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this "Change in Control" Section are satisfied. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") became the beneficial owner of 25% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities as a result of the acquisition of Outstanding Company Common Shares or Outstanding Company Voting Securities by the Company which, by reducing the number of Outstanding Company Common Shares or Outstanding Company Voting Securities, increases the proportional number of shares beneficially owned by the Subject Person; provided, that if a Change in Control would be deemed to have occurred (but for the operation of this sentence) as a result of the acquisition of Outstanding Company Common Shares or Outstanding Company Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Outstanding Company Common Shares or Outstanding Company Voting Securities which increases the percentage of the Outstanding Company Common Shares or Outstanding Company Voting Securities beneficially owned by the Subject Person, then a Change in Control shall then be deemed to have occurred; or

 (b) Individuals who, as of July 1, 1994, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation; or

 (c) The consummation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation of such Outstanding Company Common Shares and Outstanding Company Voting Shares, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, a Subsidiary or such corporation resulting from such reorganization, merger or consolidation or any parent or a subsidiary thereof, and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

 (d) The consummation of the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, unless such assets have been sold, leased, exchanged or disposed of to a corporation with respect to which following such sale, lease, exchange or other disposition (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (or any parent thereof) entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such sale, lease, exchange or other disposition in substantially the same proportions as their ownership immediately prior to such sale, lease, exchange or other disposition of such Outstanding Company Common Shares and Outstanding Company Voting Shares, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or a Subsidiary of such corporation or a subsidiary thereof and any Person beneficially owning, immediately prior to such sale, lease, exchange or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such corporation (or any parent thereof) and the combined voting power of the then outstanding voting securities of such corporation (or any parent thereof) entitled to vote generally in the election of directors and
     (C) at least a majority of the members of the board of directors of such corporation (or any parent thereof) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale, lease, exchange or other disposition of assets of the Company; or

 (e) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.